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                                                                    EXHIBIT 10.3

               AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT


          AMENDMENT NO. 1 (this "Amendment"), dated as of September 25, 1996, TO
                                 ---------
RECEIVABLES PURCHASE AGREEMENT dated as of April 1, 1996, between CSI FUNDING INC., a Delaware corporation (hereinafter, together with its successors and assigns, called the "Purchaser") and COMPUCOM SYSTEMS, INC., a Delaware
                     ---------
corporation (hereinafter, together with its successors and assigns, called the "Seller").
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                             W I T N E S S E T H :
                             --------------------


          WHEREAS, the Purchaser and the Seller have entered into a Receivables Purchase Agreement, dated as of April 1, 1996 (the "Agreement"); and
                                                    ---------

          WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
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          SECTION 1.  Defined Terms.  Unless otherwise defined herein, the terms
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used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

          SECTION 2.  Amendments to Agreement.  The Agreement is hereby amended,
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effective on the Effective Date, as follows:

          (a) Section 2.1(b) of the Agreement shall be amended in the eleventh line thereof by deleting the comma and by replacing it with the words "and/or".

          (b) Section 5.1(j) of the Agreement shall be amended in the thirteenth line thereof after the word "UCC" and before the parenthesis by inserting the words "and/or the Inventory Financing Agreements".

          SECTION 3.  Effectiveness.  This Amendment shall become effective on
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the first date on which (i) the parties hereto shall have executed and delivered one or more counterparts to this Amendment and each shall have received one or more counterparts of this amendment executed by the others and (ii) Enterprise Funding Corporation and NationsBank, N.A. shall have received such certificates, opinions of counsel and other documents with respect to this Amendment, the Agreement and the transactions contemplated hereby and thereby as each may reasonably request.

          SECTION 4.  Execution in Counterparts.  This Amendment may be executed
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in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

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          SECTION 5.  Consents; Binding Effect.  The execution and delivery by
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the Seller and the Purchaser of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          SECTION 6.  Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the State of New York.

          SECTION 7.  Severability of Provisions.   Any provision of this
                      --------------------------
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 8.  Captions.  The captions in this Amendment are for
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convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.  Agreement to Remain in Full Force and Effect.  Except as
                      --------------------------------------------
amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to Receivables Purchase Agreement to be executed as of the date and year first above written.

                         CSI FUNDING INC., as Purchaser


                         By /s/ Robert J. Boutin
                            ----------------------------------------------------
                          Name: Robert J. Boutin
                          Title: President


                         COMPUCOM SYSTEMS, INC.,
                          as Seller


                         By /s/ Robert J. Boutin
                            ----------------------------------------------------
                          Name: Robert J. Boutin
                          Title: Senior Vice President,
                             Finance and Chief Financial
                             Officer

Acknowledged and agreed as of
 the date first above written:

ENTERPRISE FUNDING CORPORATION


By: /s/ Stewart L. Cutler
    --------------------------
 Name: Stewart L. Curtler
 Title: Officer

NATIONSBANK, N.A.

By: /s/ Michele M. Heath
    --------------------------
 Name: Michele M. Heath
 Title: Vice President

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